WRL SERIES FUND, INC.

       SUPPLEMENT DATED SEPTEMBER 10, 1999 TO PROSPECTUS DATED MAY 1, 1999

THE FOLLOWING PARAGRAPH IS ADDED AFTER THE THIRD PARAGRAPH OF THE LEFT HAND COLUMN FOUND ON PAGE 43, UNDER THE HEADING "HOW THE FUND IS MANAGED AND ORGANIZED":

The Fund has received an order from the Securities and Exchange Commission that will permit the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to: (1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser; (2) materially change the terms of any sub-advisory agreement; and (3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.